Exhibit 99.2

Independence Realty Trust

NYSE MKT: IRT

WWW.IRTLIVING.COM

Q4 2016 Earnings Release &

Supplemental Information

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three and Twelve Months Ended December 31, 2016	12

Adjusted EBITDA Reconciliations
Trailing 5 Quarters	13
Three and Twelve Months Ended December 31, 2016	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three and Twelve Months Ended December 31, 2016	15

Net Operating Income Bridge	16

Debt and Capitalization Overview	17

Property Summary	18

NOI Exposure by Market	19

Definitions	20

Independence Realty Trust

December 31, 2016

Company Information:

Independence Realty Trust, Inc. (NYSE MKT: IRT) is an internally-managed real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation.

Corporate Headquarters	Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

Trading Symbol	NYSE MKT: “IRT”

Investor Relations Contact	Andres Viroslav
Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

	For the Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Common Shares & Units:
Share Price, period end	$8.92	$9.00	$8.18	$7.12	$7.51
Share Price, high	$9.15	$10.70	$8.21	$7.78	$8.13
Share Price, low	$7.74	$8.05	$6.75	$5.97	$6.88
Dividends declared	$0.18	$0.18	$0.18	$0.18	$0.18
Dividend yield, period end	8.1%	8.0%	8.8%	10.1%	9.6%

Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “outlook,” “assumption,” “projected,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s 2017 EPS and CFFO guidance, including, without limitation, future projected EPS and CFFO per diluted share allocated to common shareholders; the assumptions underlying such guidance, including, without limitation, information concerning the assumed same store communities, including, without limitation, the number of properties/units, property revenue growth, controllable property operating expense growth, real estate tax and insurance expense increase, property NOI growth, the level of corporate expenses, the assumed level of transaction/investment volume and the level of capital expenditures; the anticipated benefits and the expected financial impact of IRT’s internalization of its management,  including, without limitation, any anticipated annual expense savings. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: whether the assumptions underlying the guidance and projections in this supplemental information can be achieved, including, without limitation, whether IRT’s 2017 same store portfolio of communities will perform with respect to the identified metrics within the assumed ranges, whether IRT will keep the identified corporate expenses within the assumed range, whether the transaction/investment volume for acquisitions and dispositions will be in the assumed range, and whether the capital expenditures will be within the assumed range;  whether the anticipated benefits and financial performance resulting from internalization will be achieved, including, without limitation, the expected cost savings; national, regional and local economic climates; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q.IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Fourth Quarter and Fiscal 2016 Financial Results

PHILADELPHIA, PA — February 16, 2017 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced its fourth quarter and fiscal 2016 financial results.  All per share results are reported on a diluted basis.

Results for the Quarter

•	Earnings (loss) per share (“EPS”) was $(0.61) for the quarter ended December 31, 2016 as compared to $0.09 for the quarter ended December 31, 2015.

•	Core Funds from Operations (“CFFO”) per share of $0.17 for the quarter ended December 31, 2016 as compared to $0.22 for the quarter ended December 31, 2015.

•

Earnings before interest, taxes, depreciation and amortization and before acquisition expenses (“Adjusted EBITDA”), of $18.5 million for the quarter ended December 31, 2016 as compared to $19.7 million for the quarter ended December 31, 2015.

Results for the Year

•	EPS was $(0.19) for the year ended December 31, 2016 as compared to $0.78 for the year ended December 31, 2015.

•	CFFO per share of $0.79 for the year ended December 31, 2016 as compared to $0.80 for the year ended December 31, 2015.

•	Adjusted EBITDA increased 43.8% to $74.5 million for the year ended December 31, 2016 from $51.8 million for the year ended December 31, 2015.

2016 Key Events

Management Internalization Transaction

On September 27, 2016, IRT entered into an agreement (the “Internalization Agreement”) with RAIT Financial Trust (“RAIT”) to complete a management internalization and separation (the “Internalization”) from RAIT and its affiliates and to repurchase 7,269,719 shares of IRT common stock from RAIT subsidiaries, representing all of the shares of IRT common stock owned by RAIT.

On October 5, 2016, IRT paid approximately $62.2 million to RAIT to repurchase (the “IRT Stock Repurchase”) and retire RAIT’s shares of IRT common stock at a purchase price of $8.55 per share.  This price was equal to the price to the public in the public offering described below less underwriting discounts or commissions.

On December 20, 2016, IRT closed on the Internalization. The Internalization consisted of two parts: (i) the acquisition of IRT’s external advisor, which was a subsidiary of RAIT, and (ii) the acquisition of certain assets and the assumption of certain liabilities relating to the multifamily property management business of RAIT, including property management contracts relating to apartment properties owned by IRT, RAIT and third parties. The purchase price IRT paid RAIT for the Internalization was $43.0 million, subject to certain prorations at closing.

Upon closing of the Internalization, each of Scott F. Schaeffer, IRT’s Chief Executive Officer, Farrell Ender, IRT’s President, and James J. Sebra, IRT’s Chief Financial Officer, entered into employment agreements with IRT. Messrs. Schaeffer and Ender became employees of IRT upon closing. Mr. Sebra remains the CFO of RAIT until the later to occur of March 31, 2017 or the filing of RAIT’s Form 10-K for the fiscal year ending December 31, 2016 with the U.S. Securities and Exchange Commission.

At the closing of the Internalization, IRT and RAIT entered into a shared services agreement pursuant to which RAIT and IRT will provide each other certain transitional services such as information technology, human resources, insurance, investor relations, legal, tax and accounting for a six-month transition period after the closing.

Common Stock Offering

On October 5, 2016, IRT closed an underwritten public offering of 25,000,000 shares of IRT common stock at a public offering price of $9.00 per share for total net proceeds of approximately $213.4 million.  On October 21, 2016, IRT closed on the underwriters’ option to purchase 3,750,000 additional shares of IRT common stock at the public offering price, less underwriting discounts and commissions netting IRT an additional $32.1 million of proceeds.  In the aggregate, IRT received approximately $245.5 million of net proceeds from this offering. IRT used the net proceeds from the offering plus available cash as follows:  $40.0 million was used to repay IRT’s $40.0 million senior secured term loan facility; $43.0 million was reserved for, and ultimately paid to, RAIT at the closing of the Internalization; $62.2 million was used for the IRT Stock Repurchase; and $107.3 million was used to repay outstanding borrowings under IRT’s $325.0 million senior secured credit facility.

Scott Schaeffer, IRT’s Chairman and CEO said, “2016 was transformative for IRT.  The deleveraging coupled with the newly internalized management team provides us with flexibility along with a reduced cost structure.  We are excited about the opportunities ahead.”

Same-Store Property Operating Results

	Fourth Quarter 2016 Compared to Fourth Quarter 2015(1)	Year Ended 12/31/16 Compared to Year Ended 12/31/15(2)
Rental income	3.4% increase	2.9% increase
Total revenues	3.6% increase	3.2% increase
Property level operating expenses	0.8% increase	1.5% increase
Net operating income (“NOI”)	5.7% increase	4.5% increase
Portfolio average occupancy	93.2%, 1.0% increase	93.4%, 0.2% increase
Portfolio average rental rate	2.6% increase to $883	2.7% increase to $875
NOI Margin	1.2% increase to 57.6%	0.7% increase to 57.2%

(1)	Same store portfolio for the three months ended December 31, 2016 and 2015 consists of 22 properties with 6,451 apartment units.
(2)	Same store portfolio for the year ended December 31, 2016 and 2015 consists of 22 properties with 6,451 apartment units.

Capital Expenditures

For the three months ended December 31, 2016, our recurring capital expenditures for the total portfolio was $2.1 million, or $161per unit.  For the year ended December 31, 2016, our recurring capital expenditures for the total portfolio was $7.6 million, or $581 per unit.

2017 EPS and CFFO Guidance

IRT is reaffirming prior 2017 full year EPS and CFFO guidance.  EPS per diluted share is projected to be in a range of $0.40-$0.44 and CFFO per diluted share is projected to be in the range of $0.72-$0.76.  A reconciliation of IRT's projected net income (loss) allocable to common shares to its projected CFFO per share, a non-GAAP financial measure, is included below.  Also included below are the primary assumptions underlying this estimate. See Schedule II to this release for further information regarding how IRT calculates CFFO and Schedule V to this release for management’s definition and rationale for the usefulness of CFFO.

2017 Full Year EPS and CFFO Guidance (1)	Low		High
Net income (loss) available to common shares	$0.40	-	$0.44
Earnings per share	$0.40	-	$0.44

2017 EPS and CFFO Guidance
Net income (loss) available to common shares	$0.40	-	$0.44
Adjustments:
Depreciation and amortization	0.41	-	0.41
Gains on asset sales	(0.17)	-	(0.17)
Share base compensation	0.05	-	0.05
Amortization of deferred financing fees	0.03	-	0.03

CORE FFO per diluted share allocated to common shareholders	$0.72	-	$0.76

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information.  Actual full 2017 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below.  Our estimate is based on the following key operating assumptions for IRT’s 2017 performance:

Same Store Communities
Number of properties/units	42 properties/11,677 units
Property revenue growth	3.5% to 4.5%
Controllable property operating expense growth	1.5% to 2.5%
Real estate tax and insurance expense increase	6.5% to 7.5%
Property NOI growth	3.5% to 4.5%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$7.0 to $8.0 million

Transaction/Investment Volume
Acquisition volume	$75 to $100 million
Disposition volume	$75 to $100 million

Capital Expenditures
Recurring	$6.0 to $7.0 million
Value Add	$5.0 to $6.0 million

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CFFO, Adjusted EBITDA and NOI.  A reconciliation of IRT’s reported net income (loss) to its FFO and CFFO is included as Schedule II to this release. A reconciliation of IRT’s same store NOI to its reported net income (loss) is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA, to net income (loss) is included as Schedule IV to this release. See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On January 12, 2017, IRT’s Board of Directors declared monthly cash dividends for the first quarter of 2017 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the first quarter.  The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
January 2017	$0.06	01/31/2017	02/15/2017
February 2017	$0.06	02/28/2017	03/15/2017
March 2017	$0.06	03/31/2017	04/17/2017

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Thursday, February 16, 2017 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 61132125.  For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Thursday, February 23, 2017, by dialing 855.859.2056, access code 61132125.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is an internally-managed real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “outlook,” “assumption,” “projected,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s 2017 EPS and CFFO guidance, including, without limitation, future projected EPS and CFFO per diluted share allocated to common shareholders; the assumptions underlying such guidance, including, without limitation, information concerning the assumed same store communities, including, without limitation, the number of properties/units, property revenue growth, controllable property operating expense growth, real estate tax and insurance expense increase, property NOI growth, the level of corporate expenses, the assumed level of transaction/investment volume and the level of capital expenditures; the anticipated benefits and the expected financial impact of IRT’s internalization of its management,  including, without limitation, any anticipated annual expense savings. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: whether the assumptions underlying the guidance and projections in this press release can be achieved, including, without limitation, whether IRT’s 2017 same store portfolio of communities will perform with respect to the identified metrics within the assumed ranges, whether IRT will keep the identified corporate expenses within the assumed range, whether the transaction/investment volume for acquisitions and dispositions will be in the assumed range, and whether the capital expenditures will be within the assumed range;  whether the anticipated benefits and financial performance resulting from internalization will be achieved, including, without limitation, the expected cost savings; national, regional and local economic climates; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q.IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Andres Viroslav

215.207.2100

aviroslav@irtliving.com

HIGHLIGHTS

As of or For the Three Months Ended
December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$(40,980)	$2,267	$28,987	$(75)	$4,123
Earnings (loss) per share -- diluted	(0.61)	$0.05	$0.61	$-	$0.09
Total property revenue	$38,002	$38,364	$38,327	$38,666	$39,709
Total property operating expenses	$15,560	$16,107	$15,623	$15,858	$16,104
Net operating income	$22,442	$22,257	$22,704	$22,808	$23,605
NOI margin	59.1%	58.0%	59.2%	59.0%	59.4%
Adjusted EBITDA	$18,544	$18,373	$18,688	$18,924	$19,720
FFO per share -- diluted	$(0.50)	$0.20	$0.18	$0.18	$0.19
CORE FFO per share -- diluted	$0.17	$0.21	$0.22	$0.21	$0.22
Dividends per share	$0.18	$0.18	$0.18	$0.18	$0.18
CORE FFO payout ratio	105.9%	85.7%	81.8%	85.7%	81.8%
Portfolio Data:
Total gross assets	$1,370,243	$1,374,353	$1,368,217	$1,404,359	$1,434,377
Total number of properties	46	46	46	48	49
Total units	12,982	12,982	12,982	13,502	13,724
Period end occupancy	94.5%	94.3%	93.7%	94.2%	93.6%
Total portfolio average occupancy	93.8%	94.1%	94.4%	93.5%	93.6%
Total portfolio average effective monthly rent, per unit	$977	$977	$961	$952	$947
Same store period end occupancy (a)	93.9%	94.0%	92.8%	93.7%	92.2%
Same store portfolio average occupancy (a)	93.2%	93.5%	93.9%	92.9%	92.2%
Same store portfolio average effective monthly rent, per unit (a)	$883	$883	$871	$865	$861
Capitalization:
Total debt	$743,817	$880,581	$880,288	$940,336	$966,611
Common share price, period end	$8.92	$9.00	$8.18	$7.12	$7.51
Market equity capitalization	$641,393	$453,823	$412,493	$358,913	$377,194
Total market capitalization	$1,385,210	$1,334,404	$1,292,781	$1,299,249	$1,343,805
Total debt/total gross assets	54.3%	64.1%	64.3%	67.0%	67.4%
Net debt to adjusted EBITDA	9.7	x	(b)	11.6x	11.4x	12.1x	11.8x
Interest coverage	2.4	x	(c)	2.1x	2.1x	1.9	x	1.9x
Common shares and OP Units:
Shares outstanding	68,996,070	47,509,731	47,476,250	47,458,250	47,070,678
OP units outstanding	2,908,949	2,915,008	2,950,816	2,950,816	3,154,936
Common shares and OP units outstanding	71,905,019	50,424,739	50,427,066	50,409,066	50,225,614
Weighted average common shares and units	70,036,948	50,229,637	50,134,620	50,113,693	50,101,609

(a)	Same store portfolio consists of 22 properties which represents 6,451 units.
(b)

Does not include $2.5 million of expected expense savings as a result of our management internalization. Net debt to adjusted EBITDA would be 9.4x including these expected expense savings. See “Forward-Looking Statements.”

(c)

Does not include $2.5 million of expected expense savings as a result of our management internalization. Interest coverage would be 2.5x including these expected expense savings. See “Forward-Looking Statements.”

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Investments in real estate at cost	$1,249,356	$1,316,725	$1,314,115	$1,357,338	$1,372,015
Less: accumulated depreciation	(51,511)	(52,824)	(45,059)	(44,422)	(39,638)
Investments in real estate, net	1,197,845	1,263,901	1,269,056	1,312,916	1,332,377
Real estate held for sale	60,786	-	-	-	-
Cash and cash equivalents	20,892	29,247	28,051	21,924	38,301
Restricted cash	5,518	8,028	6,779	7,015	5,413
Accounts receivable and other assets	5,211	5,066	3,985	2,795	3,362
Derivative assets	3,867	—	—	—	—
Intangible assets, net	118	—	—	—	3,735
Total assets	$1,294,237	$1,306,242	$1,307,871	$1,344,650	$1,383,188
Liabilities and Equity
Total indebtedness	$743,817	$880,581	$880,288	$940,336	$966,611
Accounts payable and accrued expenses	14,028	22,231	17,807	16,089	19,304
Accrued interest payable	491	830	701	1,175	1,239
Dividends payable	4,297	3,009	3,009	3,007	3,006
Derivative liabilities	—	696	1,163	—	—
Other liabilities	2,913	2,857	2,955	3,071	2,998
Total liabilities	765,546	910,204	905,923	963,678	993,158
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	690	475	475	475	471
Additional paid in capital	564,633	381,106	380,532	380,152	378,187
Accumulated other comprehensive income (loss)	3,683	(727)	(1,195)	(26)	(8)
Retained earnings (deficit)	(62,181)	(8,833)	(2,601)	(23,094)	(14,500)
Total shareholders' equity	506,825	372,021	377,211	357,507	364,150
Noncontrolling Interests	21,866	24,017	24,737	23,465	25,880
Total equity	528,691	396,038	401,948	380,972	390,030
Total liabilities and equity	$1,294,237	$1,306,242	$1,307,871	$1,344,650	$1,383,188

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenue:
Rental income	$34,145	$34,333	$34,185	$34,753	$35,747
Reimbursement and other income	3,857	4,031	4,142	3,913	3,962
Total property revenue	38,002	38,364	38,327	38,666	39,709
Property management revenue	29	-	-	-	-
Total revenue	38,031	38,364	38,327	38,666	39,709
Expenses:
Real estate operating expenses	15,560	16,107	15,623	15,858	16,104
Property management expenses	1,137	1,219	1,229	1,262	1,294
General and administrative expenses	840	732	924	926	709
Asset management fees	1,950	1,933	1,863	1,696	1,882
Acquisition and integration expenses	6	19	8	10	524
Depreciation and amortization expense	7,897	7,765	7,635	11,527	11,632
Total expenses	27,390	27,775	27,282	31,279	32,145
Operating Income (loss)	10,641	10,589	11,045	7,387	7,564
Interest expense	(7,720)	(8,820)	(9,018)	(9,977)	(10,160)
Other income (expense)	(2)	(2)	—	-	-
Net gains (losses) on sale of assets	3	(1)	29,321	2,453	6,412
Gains (losses) on extinguishment of debt	(652)	—	(558)		—
Gains (losses) on TSRE merger and property acquisitions	—	641	—	91	592
Management internalization expense	(44,976)	—	—	—	—
Net income (loss)	(42,706)	2,407	30,790	(46)	4,408
(Income) loss allocated to noncontrolling interests	1,726	(140)	(1,803)	(29)	(285)
Net income (loss) available to common shares	$(40,980)	$2,267	$28,987	$(75)	$4,123
EPS - basic	$(0.61)	$0.05	$0.61	$-	$0.09
Weighted-average shares outstanding - Basic	67,126,993	47,215,918	47,183,804	47,093,343	46,946,678
EPS - diluted	$(0.61)	$0.05	$0.61	$-	$0.09
Weighted-average shares outstanding - Diluted	67,126,993	47,314,629	47,229,736	47,093,343	46,966,605
Funds From Operations (FFO):
Net Income (loss)	$(42,706)	$2,407	$30,790	$(46)	$4,408
Add-Back (Deduct):
Depreciation	7,897	7,765	7,635	11,527	11,632
Net (gains) losses on sale of assets	(3)	1	(29,321)	(2,453)	(6,412)
FFO	$(34,812)	$10,173	$9,104	$9,028	$9,628
FFO per share--diluted	$(0.50)	$0.20	$0.18	$0.18	$0.19
CORE Funds From Operations (CFFO):
FFO	$(34,812)	$10,173	$9,104	$9,028	$9,628
Add-Back (Deduct):
Stock compensation expense	390	247	380	205	198
Amortization of deferred financing costs	521	597	749	1,197	1,035
Acquisition and integration expenses	6	19	8	10	524
Gains (losses) on extinguishment of debt	652	—	558	—	—
Management internalization expense	44,976	—	—	—	—
(Gains) losses on TSRE merger and property acquisitions	—	(641)	—	(91)	(592)
CFFO	$11,733	$10,395	$10,799	$10,349	$10,793
CFFO per share--diluted	$0.17	$0.21	$0.22	$0.21	$0.22
Weighted-average shares and units outstanding	70,036,948	50,229,637	50,134,620	50,113,693	50,101,609

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2016

Dollars in thousands, except per share data

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Revenue:
Rental income	$34,145	35,747	$137,416	98,216
Reimbursement and other income	3,857	3,962	15,943	11,360
Total property revenue	38,002	39,709	153,359	109,576
Property management revenue	29	-	29	-
Total revenue	38,031	39,709	153,388	109,576
Expenses:
Real estate operating expenses	15,560	16,104	63,148	46,281
Property management expenses	1,137	1,294	4,847	3,674
General and administrative expenses	840	709	3,422	2,177
Asset management fees	1,950	1,882	7,442	5,613
Acquisition and integration expenses	6	524	43	13,555
Depreciation and amortization expense	7,897	11,632	34,824	28,094
Total expenses	27,390	32,145	113,726	99,394
Operating Income (loss)	10,641	7,564	39,662	10,182
Interest expense	(7,720)	(10,160)	(35,535)	(23,553)
Other income (expense)	(2)	—	(4)	19
Net gains (losses) on sale of assets	3	6,412	31,776	6,412
Gains(losses) on extinguishment of debt	(652)	—	(1,210)	—
TSRE financing extinguishment and employee separation expenses	—	—	—	(27,508)
Gains (losses) on TSRE merger and property acquisitions	—	592	732	64,604
Management internalization expense	(44,976)	—	(44,976)	-
Net income (loss)	(42,706)	4,408	(9,555)	30,156
(Income) loss allocated to noncontrolling interests	1,726	(285)	(246)	(1,914)
Net income (loss) available to common shares	$(40,980)	$4,123	$(9,801)	$28,242
EPS - basic	$(0.61)	$0.09	$(0.19)	$0.78
Weighted-average shares outstanding - Basic	67,126,993	46,946,678	52,182,427	36,153,673
EPS - diluted	$(0.61)	$0.09	$(0.19)	$0.78
Weighted-average shares outstanding - Diluted	67,126,993	46,966,605	52,182,427	36,160,274
Funds From Operations (FFO):
Net Income (loss)	$(42,706)	$4,408	$(9,555)	$30,156
Adjustments:
Real estate depreciation and amortization	7,897	11,632	34,824	28,094
Net (gains) losses on sale of assets	(3)	(6,412)	(31,776)	(6,412)
Funds From Operations	$(34,812)	$9,628	$(6,507)	$51,838
FFO per share--diluted	$(0.50)	$0.19	$(0.12)	$1.37
Core Funds From Operations (CFFO):
Funds From Operations	$(34,812)	$9,628	$(6,507)	$51,838
Adjustments:
Stock compensation expense	390	198	1,222	495
Amortization of deferred financing costs	521	1,035	3,064	1,483
Acquisition and integration expenses	6	524	43	13,555
(Gains) losses on extinguishment of debt	652	—	1,210	—
Management internalization expense	44,976	—	44,976	—
TSRE financing extinguishment and employee separation expenses	—	—	—	27,508
(Gains) losses on TSRE merger and property acquisitions	—	(592)	(732)	(64,604)
Core Funds From Operations	$11,733	$10,793	$43,276	$30,275
CFFO per share--diluted	$0.17	$0.22	$0.79	$0.80
Weighted-average shares and units outstanding	70,036,948	50,101,609	55,092,382	37,968,183

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands, except per share data

	Three Months Ended											Twelve Months Ended
ADJUSTED EBITDA:	December 31, 2016			September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
Net income (loss)	$(42,706)			$2,407		$30,790		$(46)		$4,408		(9,555)		30,156
Add-Back (Deduct):
Depreciation and amortization	7,897			7,765		7,635		11,527		11,632		34,824		28,094
Interest expense	7,720			8,820		9,018		9,977		10,160		35,535		23,553
Other (income) expense	2			2		—		—		—		4		(19)
Acquisition and integration expenses	6			19		8		10		524		43		13,555
Net (gains) losses on sale of assets	(3)			1		(29,321)		(2,453)		(6,412)		(31,776)		(6,412)
TSRE financing extinguishment and employee separation expenses	—			—		—		—		—		—		27,508
(Gains) losses on extinguishment of debt	652			—		558		—		—		1,210		—
Management internalization expense	44,976			—		—		—		—		44,976		—
(Gains) losses on TSRE merger and property acquisitions	—			(641)		—		(91)		(592)		(732)		(64,604)
Adjusted EBITDA	$18,544			$18,373		$18,688		$18,924		$19,720		74,529		51,831

INTEREST COST:
Interest expense	$7,720			$8,820		$9,018		$9,977		$10,160		35,535		23,553

INTEREST COVERAGE:	2.4	x	(a)	2.1	x	2.1	x	1.9	x	1.9	x	2.1	x	2.2	x

(a)

Does not include $2.5 million of expected expense savings as a result of our management internalization. Interest coverage would be 2.5x including these expected expense savings. See “Forward-Looking Statements.”

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three-Months Ended (a)
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenue:
Rental income	$15,237	$15,304	$15,129	$14,815	$14,731
Reimbursement and other income	1,744	1,886	1,777	1,719	1,665
Total revenue	16,981	17,190	16,906	16,534	16,396
Operating Expenses:
Real estate taxes	1,997	1,982	1,978	2,037	2,107
Property insurance	508	477	488	464	468
Personnel expenses	1,718	1,805	1,691	1,733	1,768
Utilities	1,168	1,165	1,047	1,164	1,009
Repairs and maintenance	661	803	750	569	633
Contract services	504	551	516	529	514
Advertising expenses	211	213	214	222	219
Other expenses	433	484	411	420	428
Total operating expenses	7,200	7,480	7,095	7,138	7,146
Same-store net operating income (a)	$9,781	$9,710	$9,811	$9,396	$9,250
Same-store NOI margin	57.6%	56.5%	58.0%	56.8%	56.4%
Average occupancy	93.2%	93.5%	93.9%	92.9%	92.2%
Average effective monthly rent, per unit	$883	$883	$871	$865	$861
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$9,781	$9,710	$9,811	$9,396	$9,250
Non same-store net operating income	12,661	12,547	12,893	13,412	14,355
Property management income	29	—	—	—	—
Asset management fees	(1,950)	(1,933)	(1,863)	(1,696)	(1,882)
Property management expenses	(1,137)	(1,219)	(1,229)	(1,262)	(1,294)
General and administrative expenses	(840)	(732)	(924)	(926)	(709)
Acquisition and integration expenses	(6)	(19)	(8)	(10)	(524)
Depreciation and amortization	(7,897)	(7,765)	(7,635)	(11,527)	(11,632)
Interest expense	(7,720)	(8,820)	(9,018)	(9,977)	(10,160)
Other income (expense)	(2)	(2)	—	—	-
Net gains (losses) on sale of assets	3	(1)	29,321	2,453	6,412
TSRE financing extinguishment and employee separation expenses	—	—	—	—	—
Gains (losses) on extinguishment of debt	(652)	—	(558)	—	—
Gains (losses) on TSRE merger and property acquisitions	—	641	—	91	592
Management internalization expense	(44,976)	—	—	—	—
Net income (loss)	$(42,706)	$2,407	$30,790	$(46)	$4,408

(a)	Same store portfolio consists of 22 properties which represents 6,451 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE AND TWELVE MONTHS ENDED December 31, 2016

Dollars in thousands, except per share data

	Three-Months Ended December 31			Twelve-Months Ended December 31
	2016	2015	% change	2016	2015	% change
Revenue:
Rental income	$15,237	$14,731	3.4%	$60,485	$58,765	2.9%
Reimbursement and other income	1,744	1,665	4.7%	7,126	6,744	5.7%
Total revenue	16,981	16,396	3.6%	67,611	65,509	3.2%
Operating Expenses:
Real estate taxes	1,997	2,107	-5.2%	7,994	7,919	0.9%
Property insurance	508	468	8.5%	1,937	1,823	6.3%
Personnel expenses	1,718	1,768	-2.8%	6,947	6,925	0.3%
Utilities	1,168	1,009	15.8%	4,544	4,465	1.8%
Repairs and maintenance	661	633	4.4%	2,783	2,679	3.9%
Contract services	504	514	-1.9%	2,100	2,031	3.4%
Advertising expenses	211	219	-3.7%	860	906	-5.1%
Other expenses	433	428	1.2%	1,749	1,744	0.3%
Total operating expenses	7,200	7,146	0.8%	28,914	28,492	1.5%
Same-store net operating income (a)	$9,781	$9,250	5.7%	$38,697	$37,017	4.5%
Same-store NOI margin	57.6%	56.4%	1.2%	57.2%	56.5%	0.7%
Average occupancy	93.2%	92.2%	1.0%	93.4%	93.2%	0.2%
Average effective monthly rent, per unit	$883	$861	2.5%	$875	$852	2.7%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$9,781	$9,250		$38,697	$37,017
Non same-store net operating income	12,661	14,355		51,514	26,278
Property management income	29	—		29	—
Asset management fees	(1,950)	(1,882)		(7,442)	(5,613)
Property management expenses	(1,137)	(1,294)		(4,847)	(3,674)
General and administrative expenses	(840)	(709)		(3,422)	(2,177)
Acquisition and integration expenses	(6)	(524)		(43)	(13,555)
Depreciation and amortization	(7,897)	(11,632)		(34,824)	(28,094)
Interest expense	(7,720)	(10,160)		(35,535)	(23,553)
Other income (expense)	(2)	—		(4)	19
Net gains (losses) on sale of assets	3	6,412		31,776	6,412
TSRE financing extinguishment and employee separation expenses	—	—		—	(27,508)
Gains (losses) on extinguishment of debt	(652)	—		(1,210)	—
Gains (losses) on TSRE merger and property acquisitions	—	592		732	64,604
Management internalization expense	(44,976)	—		(44,976)	—
Net income (loss)	$(42,706)	$4,408		$(9,555)	$30,156

(a)	Same store portfolio consists of 22 properties which represents 6,451 units.

NET OPERATING INCOME (NOI) BRIDGE

Dollars in thousands, except per share data

	For the Three-Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Property revenue
Same store (a)	$16,981	$17,190	$16,906	$16,534	$16,396
Non same store	21,021	21,174	21,421	22,132	23,313
Total property revenue	38,002	38,364	38,327	38,666	39,709
Property expenses
Same store (a)	7,200	7,480	7,095	7,138	7,146
Non same store	8,360	8,627	8,528	8,720	8,958
Total property expenses	15,560	16,107	15,623	15,858	16,104
Net operating income
Same store (a)	9,781	9,710	9,811	9,396	9,250
Non same store	12,661	12,547	12,893	13,412	14,355
Total property net operating income	$22,442	$22,257	$22,704	$22,808	$23,605
Reconciliation of NOI to net income (loss)
Total property net operating income	$22,442	$22,257	$22,704	$22,808	$23,605
Property management income	29	—	—	—	—
General and administrative expense	(840)	(732)	(924)	(926)	(709)
Property management expenses	(1,137)	(1,219)	(1,229)	(1,262)	(1,294)
Asset management fees	(1,950)	(1,933)	(1,863)	(1,696)	(1,882)
Acquisition and integration expenses	(6)	(19)	(8)	(10)	(524)
Depreciation and amortization expense	(7,897)	(7,765)	(7,635)	(11,527)	(11,632)
Interest expense	(7,720)	(8,820)	(9,018)	(9,977)	(10,160)
Other income (expense)	(2)	(2)	—	—	—
Net gains (losses) on sale of assets	3	(1)	29,321	2,453	6,412
TSRE financing extinguishment and employee separation expenses	—	—	—	—	—
Gains (losses) on extinguishment on debt	(652)	—	(558)	—	—
Gains (losses) on TSRE merger and property acquisitions	—	641	—	91	592
Management internalization expense	(44,976)	—	—	—	—
Net income (loss)	$(42,706)	$2,407	$30,790	$(46)	$4,408

(a)	Same store portfolio consists of 22 properties which represents 6,451 units.

Debt Summary as of December 31, 2016

(Unaudited, in thousands except shares and per share data)

	Amount	Rate	Type	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$150,000	3.0%	Floating	1.7
Mortgages-Fixed rate	600,188	3.8%	Fixed	6.7
Unamortized debt premiums	(6,371)
Total Debt	743,817	3.6%		5.7
Market Equity Capitalization, at period end	641,393
Total Capitalization	$1,385,210

(a)	Credit facility total capacity is $312.5 million, of which $150.0 million was drawn as of December 31, 2016. Credit facility matures on September 17, 2018.
(b)

As of December 31, 2016, IRT maintained a float-to-fixed interest swap with a $150.0 million notional. This swap, which expires on June 17, 2021 and has a fixed rate of 1.145%, has converted $150.0 million of our floating rate debt to fixed rate debt.

Property Summary

(Unaudited, in thousands except shares and per share data)

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)	Average Occupancy (d)	Average Effective Rent per Occupied Unit (e)
Copper Mill	Austin, TX	4/29/2011	2010	$18,353	$(3,667)	$14,686	320	96.6%	95.1%	$993
Heritage Trace	Newport News, VA	4/29/2011	2010	14,390	(2,930)	11,460	200	99.5%	99.5%	749
Berkshire Square	Indianapolis, IN	9/19/2013	2012	13,828	(1,031)	12,797	354	94.4%	92.8%	607
The Crossings	Jackson, MS	11/22/2013	2012	23,422	(1,580)	21,842	432	94.4%	91.8%	784
TOTAL PROPERTIES HELD-FOR-SALE (g)				$69,993	$(9,208)	$60,785	1,306	95.7%	94.1%	$782

Crestmont	Marietta, GA	4/29/2011	2010 (f)	17,137	(3,317)	13,820	228	87.7%	87.1%	845
Runaway Bay	Indianapolis, IN	10/11/2012	2002	16,091	(1,539)	14,552	192	96.9%	96.9%	979
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	29,135	(1,772)	27,363	370	90.5%	91.7%	999
Windrush	Edmond, OK	2/28/2014	2011	9,384	(589)	8,795	160	89.4%	87.5%	771
Heritage Park	Oklahoma City, OK	2/28/2014	2011	17,356	(1,061)	16,295	453	91.4%	90.1%	649
Raindance	Oklahoma City, OK	2/28/2014	2011	14,283	(881)	13,402	504	91.7%	92.5%	557
Augusta	Oklahoma City, OK	2/28/2014	2011	11,667	(800)	10,867	197	89.9%	89.5%	724
Invitational	Oklahoma City, OK	2/28/2014	2011	19,345	(1,346)	17,999	344	93.6%	91.1%	656
King's Landing	Creve Coeur, MO	3/31/2014	2005	32,685	(2,095)	30,590	152	94.7%	93.4%	1,517
Carrington Park	Little Rock, AR	5/7/2014	1999	22,155	(1,430)	20,725	202	97.0%	94.7%	1,026
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	20,753	(1,215)	19,538	170	95.9%	93.1%	1,149
Walnut Hill	Cordova, TN	8/28/2014	2001	28,133	(1,623)	26,510	362	96.4%	93.2%	952
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,411	(1,262)	23,149	268	94.8%	96.5%	916
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	30,142	(1,624)	28,518	500	95.4%	96.1%	796
Bennington Pond	Groveport, OH	11/24/2014	2000	17,785	(875)	16,910	240	92.1%	94.6%	876
Prospect Park	Louisville, KY	12/8/2014	1990	14,206	(588)	13,618	138	95.7%	95.0%	918
Brookside	Louisville, KY	12/8/2014	1987	20,903	(893)	20,010	224	96.0%	95.7%	840
Jamestown	Louisville, KY	12/8/2014	1970	35,760	(1,528)	34,232	355	95.5%	94.5%	999
Meadows	Louisville, KY	12/8/2014	1988	37,863	(1,622)	36,241	400	96.3%	94.7%	821
Oxmoor	Louisville, KY	12/8/2014	1999-2000	55,411	(2,485)	52,926	432	94.7%	92.9%	998
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	31,533	(1,434)	30,099	260	95.0%	93.7%	930
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,274	(1,538)	33,736	300	95.7%	94.6%	1,253
Bayview Club	Indianapolis, IN	5/1/2015	2004	25,499	(967)	24,532	236	92.8%	92.6%	960
Arbors River Oaks	Memphis, TN	9/17/2015	2010 (f)	21,567	(637)	20,930	191	95.8%	94.5%	1,209
Aston	Wake Forest, NC	9/17/2015	2013	37,859	(1,078)	36,781	288	95.1%	94.3%	1,060
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,668	(1,326)	46,342	334	94.9%	94.5%	1,252
Bridge Pointe	Huntsville, AL	9/17/2015	2002	15,950	(460)	15,490	178	98.3%	97.5%	834
Creekstone at RTP	Durham, NC	9/17/2015	2013	38,228	(1,035)	37,193	256	94.1%	94.4%	1,164
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,684	(1,170)	40,514	208	96.6%	89.4%	1,342
Fox Trails	Plano, TX	9/17/2015	1981	27,965	(716)	27,249	286	92.7%	94.8%	1,027
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,318	(334)	10,984	123	96.8%	97.0%	948
Millenia 700	Orlando, FL	9/17/2015	2012	47,383	(1,317)	46,066	297	96.3%	92.7%	1,316
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	56,874	(1,680)	55,194	330	95.2%	93.9%	1,232
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	2007 (f)	48,656	(1,209)	47,447	494	95.8%	95.1%	938
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,739	(905)	30,834	244	93.0%	94.8%	1,094
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	47,039	(1,311)	45,728	274	94.5%	95.0%	1,514
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,089	(1,376)	46,713	346	95.1%	94.2%	1,137
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,383	(428)	13,955	172	97.7%	97.4%	946
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,276	(200)	9,076	114	94.7%	94.2%	898
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	38,939	(1,093)	37,846	232	95.3%	93.1%	1,228
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,655	(1,943)	67,712	370	93.2%	93.6%	1,352
Westmont Commons	Asheville, NC	9/17/2015	2003, 2008	28,173	(809)	27,364	252	96.0%	96.8%	1,033
TOTAL PROPERTIES HELD-FOR-USE				$1,249,356	$(51,511)	$1,197,845	11,676	94.4%	93.7%	$998

TOTAL				$1,319,349	$(60,719)	$1,258,630	12,982	94.5%	93.8%	$977

(a)	All dates are for the later of the year in which construction was completed or the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at December 31, 2016.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of December 31, 2016 divided by (ii) total units available as of December 31, 2016, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended December 31, 2016.
(e)	Average monthly effective monthly rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended December 31, 2016.
(f)	Properties are undergoing renovation.
(g)	Presents the depreciation that was recognized on these properties while they were classified as held-for-use.

NOI Exposure by Market

Dollars in thousands, except per share data

					For the Three Months Ended December 31, 2016
Market	Units	Gross Real Estate Assets		Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income	% of NOI
Louisville. KY	1,549	$164,144		95.6%	$922	$2,561	11.4%
Memphis, TN	1,383	136,717		95.7%	998	2,416	10.8%
Atlanta, GA	1,092	135,447		93.2%	1,059	2,374	10.6%
Raleigh, NC	1,044	139,437		94.8%	1,086	2,203	9.8%
Oklahoma City, OK	1,658	72,036		91.6%	643	1,608	7.2%
Dallas, TX	734	84,907		94.0%	1,109	1,392	6.2%
Charleston, SC	518	78,778		93.8%	1,316	1,212	5.4%
Austin, TX	620	53,626	( b )	96.1%	1,119	1,043	4.7%
Indianapolis, IN	782	55,418	( c )	94.5%	805	965	4.3%
Jackson, MS	602	44,175	( d )	94.9%	887	900	4.0%
Little Rock, AR	462	53,688		96.1%	972	839	3.7%
Greenville, SC	346	48,089		95.1%	1,137	828	3.7%
Orlando, FL	297	47,382		96.3%	1,316	713	3.2%
Chicago, IL	370	29,135		90.5%	999	593	2.6%
Asheville, NC	252	28,173		96.0%	1,033	539	2.4%
Charlotte, NC	208	41,685		96.6%	1,342	513	2.3%
St. Louis, MO	152	32,684		94.7%	1,517	468	2.1%
Chattanooga, TN	295	25,702		97.3%	947	458	2.0%
Columbus, OH	240	17,785		92.1%	877	347	1.5%
Huntsville, AL	178	15,950		98.3%	834	282	1.3%
Norfolk, VA	200	14,391	( e )	99.5%	749	175	0.8%
Total/Weighted Average	12,982	$1,319,349		94.5%	$977	$22,429	100.0%

(a)	Net operating income for the three months ended December 31, 2016 excludes $13 primarily for properties sold during the twelve months ended December 31, 2016.
(b)	Includes $18,353 of properties classified as held-for-sale.
(c)	Includes $13,828 of properties classified as held-for-sale.
(d)	Includes $23,422 of properties classified as held-for-sale.
(e)	Includes $14,390 of properties classified as held-for-sale.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before gains or losses on asset sales, gains or losses on debt extinguishments, depreciation and amortization expenses, interest expense, income taxes, and amortization of deferred financing costs. Adjusted EBITDA is EBITDA before acquisition expenses and gains.  EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes, interest and acquisition expenses and gains relating to IRT’s acquisition of Trade Street Residential, Inc., or TSRE, in September 2015, and our management internalization costs, which permits investors to view income from operations without non-cash items such as depreciation, amortization, the cost of debt or items specific to the TSRE acquisition, and our management internalization costs. The table is a reconciliation of net income applicable to common stockholders to Adjusted EBITDA. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition and integration expenses, gains or losses on real estate transactions, management internalization expense, gains or losses on extinguishment of debt, amortization of deferred financing costs and stock compensation expense, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are reflective of investing activities rather than ongoing operating performance, IRT adds back these costs to FFO in determining CFFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s  operating performance and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for the following items with respect to FFO, real estate-related depreciation and amortization expense and gains or losses on sale of assets, and with respect to CFFO, the adjustments made in arriving at FFO as well as stock compensation expense, amortization of deferred financing costs, TSRE financing extinguishment and employee separation expenses, gains (losses) on TSRE merger and property acquisitions, management internalization expenses, and acquisition and integration expenses. IRT makes these adjustments as they may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs.  Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt.

			As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total debt	$743,817	$880,581	$880,288	$940,336	$966,611
Less: cash and cash equivalents	(20,892)	(29,247)	(28,051)	(21,924)	(38,301)
Total net debt	$722,925	$851,334	$852,237	$918,412	$928,310

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, property management fees, acquisition expenses and general administrative expenses. In connection with our management internalization which was completed in the fourth quarter of 2016, we modified our calculation of NOI to exclude property management expenses. We retrospectively adjusted previously reported NOI to conform to this change. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store properties or portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets.

			As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total assets	$1,294,237	$1,306,242	$1,307,871	$1,344,650	$1,383,188
Plus: Accumulated Depreciation (a)	60,719	52,824	45,059	44,422	39,638
Plus: Accumulated Amortization	15,287	15,287	15,287	15,287	11,551
Total gross assets	$1,370,243	$1,374,353	$1,368,217	$1,404,359	$1,434,377
(a)	Includes previously recognized depreciation on properties that are classified as held-for-sale.